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                                                                   EXHIBIT 10.19

                            BALLOON PROMISSORY NOTE

PRINCIPAL AMOUNT $600,000.00                                         MAY 1, 2001

         Promise to Pay: FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of Marvin Kroeker at Moorhead, Mississippi or such other place as Marvin Kroeker may by written notice provide, the principal sum of $600,000.00, with interest at the rate of 12.0% per annum simple interest, with a balloon payment of $600,000.00 on April 30, 2002 which is the date of maturity of this note. Interest will be paid monthly, in arrears.

         Acceleration on Default in Payment of Any Installment-Grace Period. On default in the payment in full of any installment of this note, which default continues for more than 30 days, the entire unpaid balance shall, at the option of the holder of the note, become immediately due and payable from the full net worth of AquaPro Corporation.

         Acceleration Upon Occurrence of Specified Events. This note shall become due and payable immediately upon the occurrence of any of the following events:

         Misrepresentation: The making of any misrepresentation by the Maker to the Payee for the purpose of obtaining credit or an extension of credit;

         Creditor's Meeting: The calling of a meeting of the Maker's creditors;

         Committee of Creditors: The appointment of a committee of the Maker's creditors;

         Assignment for Benefit of Creditors: The making of an assignment for the benefit of the Maker's creditors;

         Receivership: The filing of a voluntary petition by or an involuntary petition for or the appointment of a receiver of the Maker's property;

         Bankruptcy: The filing of a voluntary petition by or an involuntary petition against the Maker under any provision of the federal Bankruptcy Act;

         Attachment: The issuance of a warrant of attachment or for distraint against any of the Maker's property;

         Tax Lien: The issuance of a notice of tax lien against the Maker or the Maker's property;

         Judgments: The entry of a judgment against the Maker or the Maker's property;

         Nonpayment of Taxes: The Maker's failure to pay, withhold, collect or remit any tax or tax deficiency when assessed or due;

         Dissolution of Business: The dissolution of the Maker's business;

         Bulk Sale: The making of a bulk sale by the Maker or the giving of a notice of intent to do so;





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         Suspension or Liquidation of Business: The suspension or liquidation of the Maker's usual business;

         Failure to Furnish Financial Information: The Maker's failure, after demand by payee, to furnish financial information to the Payee or permit the Payee to examine any of the Maker's books of account or records;

         Default in Performance of Other Obligations: The Maker's failure to pay any other note or obligation held by the Payee when due; or

         Lawsuit of Other Creditor: The Maker's becoming a defendant in a lawsuit by a creditor in the ordinary course of business.

         This Note shall be non-negotiable, non-assignable, and shall not be pledged or hypothecated. If default shall occur, Marvin Kroeker may take whatever legal action is necessary to collect on the Note. Any failure to assert any such rights shall not be deemed to be a waiver thereof. Should this Note be in default and Marvin Kroeker resort to legal action for the collection of any amount due hereunder, the undersigned agrees to pay all reasonable costs of collection, including reasonable attorney's fees.

         Maker of this Note waivers presentment, demand for payment, notice of dishonor, notice of protest, and, except as herein otherwise expressly provided, all other notices or demands in connection with the delivery, acceptance, performance, or default of this Note and expressly agrees that this Note or any payment hereunder may be extended from time to time by the Holder of this Note without in any way affecting the liability of the Maker hereunder.

         This Note may not be changed or terminated orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought, with such agreement being effective and binding only upon attachment hereto.

         This Note may be prepaid at any time without prepayment penalty.

         This Note is to be construed in all respects and enforced according to the laws of the State of Florida.

         This Note shall be binding upon the undersigned company and upon its legal representatives, heirs and successors.


                                              AQUAPRO CORPORATION

By:                                           By:
   -----------------------------------        ----------------------------------
Marvin Kroeker                                George S. Hastings
Lender                                        Its President & CEO